POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of CCB Financial Corporation and the Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Ernest C. Roessler, Sheldon M. Fox and W. Harold Parker, Jr. and each of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its, his or her name and on its, his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) Registration Statements on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of the offering of shares of Common Stock of CCB Financial Corporation, par value $5.00 per share, and the related Series A Junior Participating Preferred Stock Purchase Rights to be issued in connection with the acquisition of Stone Street Bancorp, all documents in support thereof or supplemental thereto, and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, notices, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under state laws; each of CCB Financial Corporation and said Officers and Directors hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as CCB Financial Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid; and each of CCB Financial Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its, his or her signatures as the same may be signed by said attorneys to any of all of such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or amendatory or supplemental thereto filed under federal and state securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, CCB Financial Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                                               CCB FINANCIAL CORPORATION

                                               By: /s/ Ernest C. Roessler
                                                  -----------------------
                                                  Ernest C. Roessler
                                                  Chairman, President and
                                                  Chief Executive Officer

                                               Dated:  June 24, 1999

   Signature                           Capacity                       Date
   ---------                           --------                       ----

/s/ Ernest C. Roessler
--------------------              Chairman of the Board of        June 24, 1999
Ernest C. Roessler                Directors and President
                                  (principal executive officer)
/s/ Sheldon M. Fox
--------------------              Executive Vice President and    June 24, 1999
Sheldon M. Fox                    Chief Financial Officer
                                  (principal financial
                                  officer)
/s/ W. Harold Parker, Jr.
--------------------              Senior Vice President and       June 24, 1999
W. Harold Parker, Jr.             Controller
                                  (principal accounting officer)

/s/ William L. Abercrombie, Jr.
--------------------              Vice Chairman and Director      June 24, 1999
William L. Abercrombie, Jr.

/s/ J. Harper Beall, III
--------------------              Director                        June 24, 1999
J. Harper Beall, III

/s/ James B. Brame, Jr.
--------------------              Director                        June 24, 1999
James B. Brame, Jr.

--------------------              Director                        June ___, 1999
Timothy B. Burnett

/s/ Blake P. Garrett, Jr.
--------------------              Director                        June 24, 1999
Blake P. Garrett, Jr.

/s/ Edward S. Holmes
--------------------              Director                        June 24, 1999
Edward S. Holmes

--------------------              Vice Chairman and               June ___, 1999
David B. Jordan                   Director

/s/ C. Dan Joyner
--------------------              Director                        June 24, 1999
C. Dan Joyner

/s/ Owen G. Kenan
--------------------              Director                        June 24, 1999
Owen G. Kenan

/s/ Eugene J. McDonald
--------------------              Executive Vice Chairman and     June 24, 1999
Eugene J. McDonald                Director

--------------------              Director                        June ___, 1999
Bonnie McElveen-Hunter

--------------------              Director                        June ___, 1999
Hamilton W. McKay, Jr., M.D.

--------------------              Director                        June ___, 1999
George J. Morrow

   Signature                           Capacity                       Date
   ---------                           --------                       ----
/s/ Eric B. Munson
--------------------              Director                        June 24, 1999
Eric B. Munson

--------------------              Director                        June ___, 1999
David E. Shi

/s/ Jimmy K. Stegall
--------------------              Director                        June 24, 1999
Jimmy K. Stegall

/s/ H. Allen Tate, Jr.
--------------------              Director                        June 24, 1999
H. Allen Tate, Jr.

--------------------              Director                        June ___, 1999
James L. Williamson

--------------------              Director                        June ___, 1999
Dr. Phail Wynn, Jr.